Convertible Preferred Shares	12 Months Ended
Dec. 31, 2021
Temporary Equity Disclosure [Abstract]
Convertible Preferred Shares
8. Convertible Preferred Shares
The Series E convertible preferred shares financing was structured to close in four separate tranches. In October 2019, we closed the first tranche and issued 2,480,485 shares of Series E convertible preferred shares for $19.02 per share and warrants to purchase an aggregate total of 1,433,142 Series E-1 convertible preferred shares at an exercise price of $25.20 per share for total gross proceeds of $47.2 million, of which $1.8 million was allocated to the Series E-1 convertible preferred share warrants and $1.3 million was allocated to the tranche rights. Total issuance costs were $1.7 million.
In April and October 2020, we closed the second and third tranches and issued a total of 2,900,826 shares of Series E convertible preferred shares for $19.02 per share for total gross proceeds of $55.2 million. Total issuance costs were $1.5 million.
During the second quarter of 2021, we closed the fourth tranche and issued a total of 1,450,414 shares of Series E convertible preferred shares for $19.02 per share for total gross proceeds of $27.6 million. Total issuance costs were $0.8 million.
Upon completion of the IPO during the third quarter of 2021, all outstanding convertible preferred shares, totaling 32,291,470 shares, were automatically converted into an equivalent number of ordinary shares on a one-to-one basis and their carrying value of $291.3 million was reclassified into shareholders’ equity. As of December 31, 2021, there were no shares of convertible preferred shares issued and outstanding. Convertible preferred shares consisted of the following as of December 31, 2020:

	As of December 31, 2020
	Shares Authorized	Shares Issued and Outstanding	Carrying Value	Aggregate Liquidation Preference
	(in thousands, except share data)
Series A	6,228,199	6,228,199	$1,612	$1,619
Series B	5,093,025	4,667,700	3,926	3,921
Series C	7,465,072	7,356,972	24,438	24,572
Series D	6,243,934	6,243,934	32,998	33,093
Series E	6,831,725	5,381,311	96,590	102,353
Series E-1	1,433,142	—	—	—
Total convertible preferred shares	33,295,097	29,878,116	$159,564	$165,558
Assumptions Used in Determining the Fair Value of Future Tranche Rights
Prior to IPO, we remeasured our outstanding convertible preferred share tranche rights to fair value using a combination of the PWERM and discounted present value model. We selected these models as we believe they are reflective of all significant assumptions that market participants would likely consider in negotiating the transfer of the future tranche rights. Such assumptions include, among other inputs, fair value of underlying preferred shares, time to payments, and risk-free rates. As of December 31, 2021, there were no outstanding convertible preferred share tranche rights. As of December 31, 2020 the key inputs used in the valuation were as follows:

As of December 31, 2020
Fair value of Series E convertible preferred shares	$20.74
Time to payments (years)	0.33
Risk-free interest rate	0.09%
9. Convertible Preferred Share Warrants
In conjunction with the issuance of the Series E convertible preferred shares in October 2019, the holders of Series E convertible preferred shares received warrants to purchase an aggregate of 1,433,142 Series E-1 convertible preferred shares at an exercise price of $25.20 per share.
Immediately prior to the closing of the IPO, 962,940 shares of Series E-1 convertible preferred shares were issued upon the exercise of the Series E-1 convertible preferred share warrants. Upon completion of the IPO, the Series E-1 convertible preferred shares were converted in full into 962,940 Class A ordinary shares and 1,925,880 Class B ordinary shares, of which 257,521 Class A ordinary shares and 515,042 Class B ordinary shares were exercised against the payment of $6.5 million in cash and the remainder were exercised on a cashless basis, after giving effect to the Recapitalization.
As of December 31, 2021, the following warrants were issued and outstanding, after giving effect to the Recapitalization:

	As of December 31, 2021
	Issued and Outstanding Share Warrants		Weighted-Average Exercise Price		Expiration Date
	Class A Ordinary Shares	Class B Ordinary Shares	Class A Ordinary Shares	Class B Ordinary Shares
Warrants to purchase ordinary shares	425,325	850,650	$0.28	$0.28	April 2025
Total	425,325	850,650
As of December 31, 2020, the following warrants were issued and outstanding:

	As of December 31, 2020
	Issued and Outstanding Share Warrants			Weighted-Average Exercise Price			Expiration Date
	Series B	Series C	Series E-1	Series B	Series C	Series E-1
Series B/C	425,325	108,100	—	$0.84	$3.34	—	April 2025
Series E-1	—	—	1,433,142	—	—	$25.20	November 2022
Total	425,325	108,100	1,433,142
As of December 31, 2020, the shares issuable upon exercise of the Series B/C convertible preferred share warrants were Series B convertible preferred shares or Series C convertible preferred shares. Such election may be made by the holder of the Series B/C convertible preferred share warrant in its sole discretion. On May 4, 2021, the Series B/C convertible preferred share warrant was amended and restated to, among other things, remove the holder's Series B/C convertible preferred share election right. As a result of the amendment, prior to the IPO, the shares issuable upon exercise of the Series B/C convertible preferred share warrant shall solely be Series B convertible preferred shares. All other terms and conditions of the Series B/C convertible preferred share warrant, as shown in the table above, remained unchanged. As discussed in Note 2 above, upon completion of the IPO during the third quarter of 2021, the Series B/C convertible preferred share warrants automatically converted to warrants to purchase ordinary shares.
Prior to IPO, we remeasured our outstanding convertible preferred share warrant liabilities to fair value using the Black-Scholes option-pricing model. As of December 31, 2021, there were no shares of convertible preferred share warrants issued and outstanding. As of December 31, 2020 the key inputs used in the valuation were as follows:

As of December 31, 2020
Fair value of Series B convertible preferred shares	$13.32
Fair value of Series E convertible preferred shares	$20.74
Expected term (years)	0.75-1.75
Expected volatility	70.00%
Risk-free interest rate	0.10%-0.12%
Expected dividend yield	0.00%
Estimates of expected term were based on the remaining contractual period of the warrants. Estimates of the volatility for the Black-Scholes option-pricing model were based on the volatility of the respective convertible preferred shares. The risk-free interest rates were based on the U.S. Treasury yield for a term consistent with the estimated expected terms. We have never declared or paid any cash dividends and do not presently plan to pay cash dividends in the foreseeable future. As a result, an expected dividend yield of zero percent was used.